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                    INFORMATION REQUIRED IN PROXY STATEMENT

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                              Exchange Act of 1934


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[ ] Definitive Proxy Statement             14a-6(e)(2))
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[ ] Soliciting Material Under Rule 14a-12


                                   AETNA INC.

                (Name of Registrant as Specified in Its Charter)

     (Name of Persons Filing Proxy Statement, if Other Than the Registrant)

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


The following materials may be used by Aetna Inc. as personal solicitation materials in connection with the Aetna's 2002 Annual Meeting of Shareholders scheduled for April 26, 2002.


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                                       2
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                                   LOGO Aetna

LOGO Aetna

                               Today's Discussion



|X|      Aetna's Businesses and Turnaround Efforts

|X|      Corporate Governance

|X|      Board of Directors, Nominees




Aetna Inc.                                                            April 2002

LOGO Aetna

                           Aetna's Turnaround Efforts


                       |X|      Reformulate Senior Management Team

 Shaping               |X|      Set a Strategic Direction

 the New               |X|      Achieve Operational Excellence

                       |X|      Organizing for Success
LOGO Aetna
                       |X|      Strengthening our Balance Sheet



Aetna Inc.                                                            April 2002

LOGO Aetna

                          Aetna's Priorities for 2002


                            Return to Profitability

                         Achieve Operational Excellence

                      Position Aetna for Long-term Success

                      -------------------------------------
                                       |

                           Create Shareholder Value




Aetna Inc.                                                            April 2002

LOGO Aetna

                              Corporate Governance


|X|  Board consists of an overwhelming majority of independent directors

|X|  Board experienced and knowledgeable

|X| Fully independent Nominating and Corporate Governance Committee periodically reviews corporate governance policies

|X| Corporate Governance carefully reviewed by the Board prior to the spin-off and aligned with shareholder interests



Aetna Inc.                                                            April 2002

LOGO Aetna
                              Corporate Governance


|X|  Corporate governance structure generally consistent with former Aetna

|X| Designed to foster shareholder interests, since these features can assist the Board in protecting those interests, and help preserve turnaround opportunity for shareholders




Aetna Inc.                                                            April 2002

LOGO Aetna

                           Temporary Classified Board


|X| Board currently divided into three classes, with one class elected each year

|X|  Beginning with 2004 annual meeting, all directors elected annually

|X| Designed to allow for turnaround opportunity without disruption following spin-off



Aetna Inc.                                                            April 2002

LOGO Aetna

                          TIDE Shareholder Rights Plan


|X| Shareholder rights plan with 15% trigger threshold (in 1999 former Aetna eliminated ability to lower threshold to 10%)

|X| Independent director TIDE review every three years (also put in place in 1999 by former Aetna)



Aetna Inc.                                                            April 2002

LOGO Aetna

                              Corporate Governance


|X| Affirmatively opted out of a number of the shareholder unfriendly provisions of Pennsylvania law, including:

     >>   Statutory Put Right

     >>   Control Share Acquisition Law

     >>   Disgorgement Law




Aetna Inc.                                                            April 2002

LOGO Aetna

     Board is Experienced, Knowledgeable and Overwhelmingly Independent


|X|  10 of 11 directors are independent

|X|  In depth knowledge of Aetna's businesses and industry

|X| Diverse group, wealth of experience in Medicine, Health Care, Insurance, large public corporations.

|X|  Nominating and Corporate Governance Committee is fully independent




Aetna Inc.                                                            April 2002

LOGO Aetna

                           Aetna's Board of Directors


|X|  Adequate checks and balances with current independent Board

|X|  Providence nominee not needed to foster independence

|X| Members of Nominating and Corporate Governance Committee met with Providence Capital to both consider their candidate and whether they had any proposals that could help with the turnaround



Aetna Inc.                                                            April 2002

LOGO Aetna

                              Providence's Nominee


|X|  Lacks experience at large, public companies

|X|  Lacks healthcare insurance experience

|X| Does not fit the profile that our Nominating Committee would look for in director candidates in an open Director search

|X| Providence offers no proposals to help with the Company's turnaround, but does offer the potential to disrupt that process

|X| Current Board aligned with Management on the turnaround design, and turnaround is at a critical stage




Aetna Inc.                                                            April 2002

LOGO Aetna

                                Aetna's Nominees


                                Ellen M. Hancock

                               Joseph P. Newhouse

                                  Judith Rodin


     >>   Highly qualified, outside Directors

     >>   Collectively over 70 years experience in the healthcare field



Aetna Inc.                                                            April 2002

LOGO Aetna

                                   Conclusion


|X|  Aetna's Board is overwhelmingly independent, active and engaged

|X|  Aetna's Board and new Management team agree on a new strategy

|X|  Turnaround efforts are successfully underway

|X| Aetna's corporate governance is appropriate, particularly given its turnaround strategy

|X| Providence focused on single issue; has no meaningful insight into business or industry

|X| Providence's proxy contest would disrupt Board and could jeopardize our turnaround efforts

|X| Shareholders should support the Company's experienced, independent nominees






Aetna Inc.                                                            April 2002

LOGO Aetna

                             Additional Information;
                              Cautionary Statement

     Aetna's 2002 Proxy Statement was filed with the Securities and Exchange Commission on March 18, 2002 and mailed to Aetna's shareholders on or about March 20, 2002. Aetna filed additional participant information with the SEC on April 4, 2002. Aetna's shareholders should read these materials, and any additional materials that Aetna files with the SEC, because they contain important information relating to the 2002 Annual Meeting. In addition, this presentation contains forward-looking statements, including those regarding Aetna's performance and the status of its turnaround. These represent management's best view of these matters, although important risk factors, including unanticipated increases in medical costs, could cause actual future results to differ materially from those currently estimated by management. For more discussion of important factors that could materially affect Aetna, please see the risk factors discussed on pages 36-41 of Aetna's 2001 Annual Report, Financial Report included with our 2002 Proxy Statement.



Aetna Inc.                                                            April 2002